FRITZ, BYRNE, HEAD & HARRISON, LLP
                       ----------------------------------
                                 Attorneys at Law

February 16, 2007

VIA EMAIL (van.beckwith@bakerbotts.com)
VIA EMAIL (rod.phelan@bakerbotts.com)


Van H. Beckwith, Esq.
Rod Phelan, Esq.
Baker Botts LLP
2001 Ross Avenue, Suite 600
Dallas, TX 75201-2980


Re: MAXIMUS, Inc. v. Accenture LLP
    -------------------------------

Dear Messrs. Beckwith and Phelan:

The refusal of Accenture LLP ("Accenture") to honor its obligations under the Subcontract Agreement (the "Subcontract") between Accenture and MAXIMUS, Inc. ("MAXIMUS") has made it impossible for MAXIMUS to perform its role in the Texas Integrated Eligibility project ("IE"). MAXIMUS has satisfied its obligations by far exceeding the performance required of it under the Subcontract. Under the terms of the Subcontract, MAXIMUS has no obligation to continue performance given the current and foreseeable circumstances. Unfortunately, MAXIMUS has been left with no alternative to termination. In light of Accenture's failure to address, much less cure, any of the material breaches noted in our letters of December 21, 2006, and January 16, 2007, and referenced again in our letter of January 24, 2007, as well as in MAXIMUS's Demand for Arbitration served on January 8, 2007, all of which are incorporated by reference for all purposes, these breaches constitute Accenture Events of Default under the Subcontract. Pursuant to Section 8.4.2 of the Subcontract, MAXIMUS hereby terminates the Subcontract.

As Section 8.4.2 provides, MAXIMUS will work with Accenture to transition the IE operations to Accenture. We are informed by MAXIMUS representatives that, rather than attempt to cure the breaches asserted by MAXIMUS, since mid-January 2007 Accenture has worked steadily toward a planned takeover of IE. It is our further understanding that as to the portions of IE still under MAXIMUS control, transition planning is nearly complete. With respect to the remaining portions of IE to be transferred from MAXIMUS to Accenture, formal transition can begin immediately. MAXIMUS expects Accenture to assume responsibility for and pay all salary costs and benefits for the transferred lE personnel beginning on March 1, 2007.

Van H. Beckwith, Esq.
Rod Phelan, Esq.
Re: MAXIMUS, Inc. v. Accenture LLP
February 16, 2007
Page 2

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Nothing contained herein should be construed as a waiver of MAXIMUS's rights, which are specifically reserved.


Very truly yours,
/s/ Bruce Perkins
Bruce Perkins

BPP/sb


cc:     Robert I. Howell, Esq.
        Baker Botts LLP
        98 San Jacinto Boulevard, Suite 1500
        Austin, TX 78701-4078
        VIA EMAIL (robert.howell@bakerbotts.com)
        AND HAND-DELIVERY

        David M. McCurley, Partner
        TAA Managing Director
        Accenture LLP
        1501 South Mopac Expressway, Suite 300
        Austin, TX 78746
        VIA EMAIL (davld.m.mccurley@accenture.com)
        AND UNITED STATES CERTIFIED MAIL/RRR

        Douglas G. Scrivner, Esq.
        General Counsel
        Accenture LLP
        Legal & Commercial Group
        1661 Page Mill Road
        Palo Alto, CA 94304
        VIA EMAIL (douglas.g.scrivner@accenture.com)
        AND UNITED STATES CERTIFIED MAIL/RRR

        Carl Ben Foster, Esq.
        Accenture LLP
        Legal & Commercial Group
        11951 Freedom Drive
        Reston, VA 20190
        VIA EMAIL (carl.b.foster@accenture.com)
        AND UNITED STATES CERTIFIED MAIL/RRR

Van H. Beckwith, Esq.
Rod Phelan, Esq.
Re: MAXIMUS, Inc. v. Accenture LLP
February 16, 2007
Page 3

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cc:     James J. Scheske, Esq.
        Akin Gump Strauss Hauer & Feld LLP
        300 West Sixth Street, Suite 2100
        Austin, TX 78701
        VIA EMAIL (Jscheske@akingump.com)

        Jerold S. Solovy, Esq.
        Robert T. Markowski, Esq.
        Deirdre E. Connell, Esq.
        James L. Thompson, Esq.
        Jenner & Block LLP
        330 North Wabash Avenue
        Chicago, IL 60611-7603
        VIA EMAIL (Jsolovy@jenner.com)
        VIA EMAIL (rmarkowskl@jenner.com)
        VIA EMAIL (dconnell@jenner.com)
        VIA EMAIL (Jthompson@jenner.com)